UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

RIGETTI COMPUTING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40140	88-0950636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

(510) 210-5550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 24, 2024, Rigetti & Co., LLC (“Rigetti LLC”), a wholly-owned subsidiary of Rigetti Computing, Inc. (the “Company”) entered into an Amendment No. 3 (the “Third Amendment”), dated September 20, 2024, to that certain Standard Industrial/Commercial Multi-Tenant Lease – Gross (as previously amended, the “Original Lease”), by and among Rigetti LLC, Temescal, LP, a California limited partnership, and Contra Costa Industrial Park, II, a California limited partnership (collectively, “Lessor”) dated April 15, 2015, whereby the Company leases certain premises located in 775 Heinz Avenue, Berkeley, CA 94710, the Company’s corporate headquarters.

The Third Amendment extends the Original Lease to October 31, 2028, with an option to extend the term of the lease, and sets new rental rates of $71,756.25 per month (the “Base Rent”) that are effective as of November 1, 2025. Beginning on November 1, 2026, and on the first and each successive anniversary during the term of the lease (each an “Adjustment Date”), the Base Rent due shall be adjusted to an amount equal to the Base Rent payable for the month immediately preceding such Adjustment Date multiplied by 103%. All other terms of the Original Lease remain in full force and effect.

The foregoing description of the Third Amendment is qualified in its entirety by the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
10.1	Amendment No. 3, dated as of September 20, 2024, to Standard Industrial/Commercial Multi-Tenant Lease – Gross dated as of April 15, 2015, by and between Rigetti & Co., LLC, Temescal, LP, Contra Costa Industrial Park, II
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2024

RIGETTI COMPUTING, INC.

By:	/s/ Jeffrey Bertelsen
Jeffrey Bertelsen
Chief Financial Officer